SECURED PROMISSORY NOTE

$90,000                                                                                                                                              Gladwine, Pennsylvania
                                                                                       as of February 16, 2005

FOR VALUE RECEIVED, eRXSYS, Inc., a Nevada corporation with an address at 18662 MacArthur Blvd., Suite #200-15, Irvine, California 92612 ("Borrower"), hereby promises to pay to the order of Steven Rosner (the "Lender") with an address at 1220 Mirabeau Lane, Gladwine, Pennsylvania, 19035 ON DEMAND, the principal sum of NINETY THOUSAND DOLLARS ($90,000), or such lesser amount as shall equal the aggregate unpaid principal amount of the loans made by Lender to Borrower under this note ("Note"), on the earlier to occur of (i) May 8, 2005, or (ii) the date that Borrower consummates its pending accounts receivable factoring arrangement with Janus Finance Corporation, LLC or another similar lender (“JFC”) for its working capital needs.

The amount the loan made by Lender to Borrower under this Note, the date each such loan is made, and the amount of payment or prepayment made by Borrower on account of such loans shall be endorsed by Lender on its books, and, prior to any transfer of this Note, endorsed by Lender on the schedule attached hereto or any continuation thereof. Such endorsements shall be final and conclusive absent manifest error. Any failure by the Lender to so endorse any such loan shall in no way mitigate or discharge the obligation of Lender to repay any loans actually made.

Interest Rate: The outstanding principal amount of this Note shall bear interest at a rate of three percent (3%) per annum.

Fees. In consideration of the acceptance of this Note, the Borrower agrees to pay to Lender an administrative fee of FIVE HUNDRED DOLLARS ($500). The foregoing fee is due and payable at the funding of the Note.

Security. As security for his obligations hereunder, Borrower hereby assigns, transfers and pledges to Lender, and grants Lender a security interest in all assets tangible and intangible assets of the Borrower, except drug inventory.

Payments. All payments due pursuant to this Note shall be made by check to Lender at its address set forth above, or in immediately available funds by wire transfer to Lender's account at such bank as Lender shall have previously designated to Borrower.

Document Deliveries. The Borrower has provided to Lender (a) a true and complete copy of current drafts of financing documents with JFC and (b) a true and complete copy of a board resolution approving the execution and performance of this Note and the JFC transactions.

No Defaults. No action or proceeding now pending or, to the knowledge of Borrower, is threatened against Borrower in equity or otherwise, before any court, board, commission, agency or instrumentality of the Federal or any State government of any municipal government or any agency or subdivision thereof including, without limitation, bankruptcy, receivership, mechanic or other liens or personal tort or contractual liability.

Covenants. Borrower warrants and covenants that, so long as Borrower shall have any obligation to Lender hereunder, Borrower will (a) not default in the payment of this Note or any other material debt; (b) not incur any debt, obligation or liability, other than for ordinary living expenses, which puts payment of this Term Loan at risk, without prior written consent from the Lender.

Events of Default. If any of the following events shall occur and be continuing: (a) failure of Borrower to pay any installment of interest or principal on the Term Loan on the date the same is due and such failure is not remedied within five (5) days of the date same is due; or (b) any representation or warranty made by Borrower in this Agreement or in any certificate, agreement instrument or statement contemplated by or made or delivered pursuant to or in connection with this Agreement shall prove to have been incorrect or untrue in any material respect when made or on and as of any date on which Borrower has any obligation to Lender hereunder; or (c) Borrower shall fail to observe or perform any other term, covenant or agreement contained in this Agreement on its part to be performed or observed; or (d) Borrower shall be adjudicated a bankrupt or become insolvent, or admit in writing its inability to pay debts as they mature, or make the assignment for the benefit of creditors or similar proceedings, then, and in any such event and while such event is continuing, Lender may declare any of all obligations of Borrower to Lender, including obligations arising under the Promissory Note, immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

Indemnification. Borrower hereby agrees to indemnify, defend and hold Lender harmless from and against any and all claims, charges, actions, suits, proceedings, lawsuits, obligations, liabilities, fines, penalties, costs and expenses, including, but not limited to reasonable attorney’s fees, in connection with the collection or recovery of any obligation hereunder, unless the foregoing is the result of a Lender material breach of this Agreement, gross negligence or willful misconduct. The obligations and provisions of this paragraph shall continue and remain in full force and effect after the obligation of Borrower under this Agreement have been paid and discharged in full and this Agreement is otherwise terminated.

Business Days. Whenever any payment to be made hereunder shall be due on a Saturday, Sunday or public holiday under the laws of the State of Pennsylvania, such payment may be made on the next succeeding business day.

Waivers. Borrower hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest of this Note. No waiver of any provision of this Note, or any agreement or instrument evidencing or providing security for this Note, made by agreement of Lender and any other person or party, shall constitute a waiver of any other terms hereof, or otherwise release or discharge the liability of Borrower under this Note. No failure to exercise and no delay in exercising, on the part of Lender, any right, power or privilege under this Note shall operate as a waiver thereof nor shall simple or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power, right or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

Partial Unenforceability. Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Choice of Laws. This Note is governed by and to be construed in accordance with the laws of the State of Pennsylvania without regard to its doctrine of conflict of laws. Borrower, by its execution hereof, (i) agrees that any legal suit, action or proceeding arising from or related to this Note may be instituted in a state or federal court located in the State of Pennsylvania; (ii) waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding; and (iii) irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

No Jury Trial. IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, EACH OF LENDER AND BORROWER WAIVES TRIAL BY JURY.

Complete Agreement. This Note, and any other agreements to which they refer constitute agreement between the parties with respect to the subject matter, and may not be changed, modified, amended or terminated orally, but only by a writing signed by the party to be charged.

Assignment. Lender may assign any of all of its rights hereunder in whole or in part.

Notices. Whenever this Agreement provides for notice to any party, it shall be given by messenger, telegram, or mail (registered or certified, return receipt requested), effective when received by the party to whom addressed, and shall be addressed as follows or to such other address as the party affected may hereafter designate by notice given as provided herein.

ERXSYS, Inc.

By:        /s/ Robert DelVecchio
                                                                                                                Name:    Robert DelVecchio
Title:      President

                                                                                                                By:         /s/ Steven B. Rosner
                                                                                               Steven Rosner